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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 13, 2003

                       Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    333-104046               13-3939229
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                  1585 Broadway
                New York, New York                             10036
     (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code      (212) 761-4000
                                                           ---------------------

                                    No Change
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          (Former name or former address, if changed since last report)

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    Item 5.   Other Events


              In connection with the offering of Morgan Stanley ABS Capital I Inc. Trust 2003-SD1, Mortgage Pass-through certificates, Series 2003-SD1, certain "Computational Materials", dated July 1, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


    Item 7.   Financial Statements, Pro Forma Financial Information and
              Exhibits.

    (a)       Not applicable


    (b)       Not applicable


    (c)       Exhibit 99.1. Related Computational Materials (as defined in
              Item 5 above).


    (d)       Exhibit 99.2. Related Computational Materials (as defined in
              Item 5 above).

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    MORGAN STANLEY ABS CAPITAL I INC.
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                                    as Depositor and on behalf of Morgan Stanley
                                    ABS Capital I Inc. Trust 2003-SD1
                                    Registrant


                                    By: /s/ Gail McDonnell
                                        ----------------------------------------
                                        Name:  Gail McDonnell
                                        Title: Vice President

Dated:   July 1, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
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99.1           Related Computational Materials (as defined in Item 5 above).

99.2           Related Computational Materials (as defined in Item 5 above).